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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      ------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  May 29, 2002



                            MAVERICK TUBE CORPORATION
                  ---------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)



         Delaware                   1-10651                      43-1455766
         --------                   -------                      ----------
(State or Other Jurisdiction       (Commission                  (IRS Employer
      of Incorporation)            File Number)              Identification No.)



16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri           63017
------------------------------------------------------------           -----
 (Address of Principal Executive Offices)                            (Zip Code)


                                 (636) 733-1600
                                 --------------

              (Registrant's telephone number, including area code)

                                 Not applicable.
                 -----------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

Maverick Tube Corporation (the "Company") is filing this Current Report on Form 8-K for the sole purpose of re-filing, as Exhibit 1.1 hereto, the Underwriting Agreement that was previously filed by the Company as Exhibit 1.1 to its Current Report on Form 8-K filed on May 16, 2002, to correct a typographical error in the originally submitted Underwriting Agreement.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  (a)      Financial Statements of Business Acquired.
                           Not applicable.

                  (b)      Pro Forma Financial Statements.
                           Not applicable

                  (c)      Exhibits

Exhibit                    Description

 1.1 Underwriting Agreement dated May 16, 2002 by and among the Company and the Underwriters.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   May 30, 2002



                              MAVERICK TUBE CORPORATION


                              By:    /s/ Pamela G. Boone
                                   -------------------------------------------
                                     Pamela G. Boone
                                     Vice President-Finance and Administration
                                     and Chief Financial Officer







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                                  EXHIBIT INDEX


Exhibit                  Description

 1.1 Underwriting Agreement dated May 16, 2002 by and among the Company and the Underwriters.
















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